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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 8, 2002
                                                --------------------------------

                               Register.com, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                  0-29739                   11-3239091
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 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)

575 8th Avenue, 11th Floor, New York, New York                   10018
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code      (212) 798-9100
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          (Former name or former address, if changed since last report)

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This Current Report on Form 8-K/A amends and supplements the Current Report on
Form 8-K filed by Register.com, Inc. with the Securities and Exchange Commission on March 25, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report.

   (a) Financial Statements of Virtual Internet Plc

            The audited financial statements of Virtual Internet Plc as of and for the years ended October 31, 2001 and 2000 and the notes thereto, and the report of Ernst & Young, independent auditors, are filed as
            Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

   (b) Pro Forma Financial Information

            The unaudited pro forma combined condensed balance sheet of Register.com, Inc. as of December 31, 2001, and the unaudited pro forma combined condensed statements of income of Register.com, Inc. for the year ended December 31, 2001 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

   (c) Exhibits

            23.1  Consent of Independent Auditors dated May 21, 2002.

            99.1 Press Release dated March 12, 2002 (Incorporated by reference to the identically numbered exhibit of Registrant's Current Report on Form 8-K dated March 25, 2002).

            99.2 Financial statements of Virtual Internet Plc as of and for the years ended October 31, 2001 and 2000.

            99.3 Unaudited pro forma combined condensed financial statements of Register.com, Inc. as of and for the year ended December 31, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2002

                                         Register.com, Inc.

                                         By:  /s/ Rene Michael Mathis
                                              ----------------------------------
                                              Name:  Rene Michael Mathis
                                              Title: Vice President and Chief
                                                     Financial Officer

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                                  Exhibit Index
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Exhibits
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            23.1  Consent of Independent Auditors dated May 21, 2002.

            99.1 Press Release dated March 12, 2002 (Incorporated by reference to the identically numbered exhibit of Registrant's Current Report on Form 8-K dated March 25, 2002).

            99.2 Financial statements of Virtual Internet Plc as of and for the years ended October 31, 2001 and 2000.

            99.3 Unaudited pro forma combined condensed financial statements of Register.com, Inc. as of and for the year ended December 31, 2001.

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